UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,

DATED AS OF JUNE 1, 2005, PROVIDING FOR THE ISSUANCE OF

ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-A)

New Century Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-123394	33-0852169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 Von Karman, Suite 1000 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NEW CENTURY MORTGAGE SECURITIES, INC.

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

Dated: June 24, 2005